Contact:

Tom Donnelly
President and Chief Financial Officer
Net Perceptions, Inc.
952-842-5400
tdonnelly@netperceptions.com



     Net Perceptions Announces Third Quarter Results; Board Adopts Plan of
                      Complete Liquidation and Dissolution

MINNEAPOLIS - Net Perceptions, Inc. (Nasdaq: NETP) today reported revenue of $438 thousand for the quarter ended September 30, 2003 and a loss of $1.7 million, or ($0.06) per share. Included in these results was a $1.1 million restructuring charge ($406 thousand related to employee severance payments and $645 thousand related to the settlement of certain real estate obligations previously disclosed on September 12, 2003). In the same period last year the Company reported $1.6 million in revenue and a loss of $626 thousand, or ($0.02) per share. At September 30, 2003, the Company had nine employees.

Net Perceptions completed the quarter with approximately $12.2 million in cash. The Company is not providing financial guidance for the fourth quarter of 2003.

Plan of Liquidation
-------------------

The Company also announced today that its board of directors has unanimously adopted a plan of complete liquidation and dissolution, which will be submitted to the Company's stockholders for approval. The plan contemplates that the Company will sell, license or otherwise dispose of its intellectual property and other non-cash assets, and, after discharging or, through a contingency reserve, providing for, its liabilities (including contingent liabilities) and expenses, will distribute its net cash to its stockholders. The Company intends to hold a special meeting of stockholders as soon as practicable to approve and adopt the plan. A proxy statement describing the plan and the board's reasons for adopting it will be mailed to stockholders prior to the special meeting.

Conference Call
---------------

There will be a conference call to discuss Net Perceptions' financial results for the quarter ended September 30, 2003 on Thursday October 23, 2003 beginning at 4:00 pm (CST). The dial-in number for the call is (913) 981-5571 (Conference ID#559716). The call will also be available for replay beginning approximately two hours after the call is completed until October 31, 2003 by dialing (719) 457-0820 and entering code 559716. This press release and additional financial information is available on the Net Perceptions web site at www.netperceptions.com under "News Releases."

About Net Perceptions
---------------------

Net Perceptions (Nasdaq: NETP) is a software and services company that provides solutions for intelligent customer interaction that drive demand, grow revenue and increase profitability. Founded in 1996, Net Perceptions is headquartered in Minneapolis, Minnesota. Customers include market leaders such as 3M, Brylane, Great Universal Stores, J.C. Penney, J&L Industrial Supply and Half.com. For more information visit http://www.netperceptions.com or call 800-466-0711.

Forward Looking Statements
--------------------------

Net Perceptions and the Net Perceptions logo are registered trademarks of Net Perceptions, Inc. All other trademarks are the property of their respective owners. Any statements in this press release regarding expectations of future results or events are "forward-looking statements" within the meaning of the federal securities laws. The forward-looking statements in this press release reflect management's best judgment at the time they are made, but all such statements are subject to numerous risks and uncertainties, which could cause actual results or events to differ materially from those expressed in or implied by the statements herein. Additional information concerning potential factors that could effect future results or events are detailed from time to time in the company's filings with the U.S. Securities and Exchange Commission. The Company assumes no obligation and expressly disclaims any duty to update information in this press release except as required by law.

Additional Information About the Plan of Liquidation and Where to Find It
-------------------------------------------------------------------------

In connection with the proposed plan of complete liquidation and dissolution, the Company intends to file with the Securities and Exchange Commission (SEC) a proxy statement and other relevant materials. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PLAN OF LIQUIDATION. Investors and security holders may obtain a free copy of the proxy statement and such other materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC's web site at www.sec.gov. A free copy of the proxy statement when it becomes available and other documents filed with the SEC by the Company may also be obtained by directing a request to: Net Perceptions, Inc., 7700 France Avenue South, Edina, Minnesota 55435, Attention: President.

Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the plan of liquidation.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the proposed plan of liquidation. Information regarding the direct and indirect interests of the Company's executive officers and directors in the proposed plan of liquidation will be included in the proxy statement regarding the proposed plan of liquidation.



                              NET PERCEPTIONS, INC.

                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (in thousands)


--------------------------------------------------------------------------------
                                               September 30,       December 31,
                                                   2003                2002
                                                (Unaudited)
--------------------------------------------------------------------------------

Assets
Current assets:
    Cash and cash equivalents                     $  12,187           $  39,729
    Short-term investments                                0              23,230
    Accounts receivable, net                            153                 389
    Prepaid expenses and other current                  792                 627
--------------------------------------------------------------------------------
            Total current assets                     13,132              63,975

Property and equipment, net                              90               1,096
Other assets                                            336                 725
--------------------------------------------------------------------------------
            Total assets                          $  13,558           $  65,796
--------------------------------------------------------------------------------

Liabilities and stockholders' equity
Current liabilities:
    Accounts payable and accrued expenses            $  282            $  1,522
    Deferred revenue                                    626                 750
    Accrued restructuring costs                          50               4,672
--------------------------------------------------------------------------------
            Total current liabilities                   958               6,944

Deferred Rent                                             0                 510
--------------------------------------------------------------------------------
            Total liabilities                           958               7,454
--------------------------------------------------------------------------------

Commitments and contingencies

Stockholders' equity:
    Common stock                                          2                   2
    Additional paid-in capital                      233,760             275,053
    Accumulated other comprehensive income                0                 122
    Accumulated deficit                            (221,162)           (216,835)
--------------------------------------------------------------------------------
            Total stockholders' equity               12,600              58,342
--------------------------------------------------------------------------------

            Total liabilities and                 $  13,558           $  65,796
            stockholders' equity
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Three Months Ended      Nine Months Ended
                                      September 30,          September 30,
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    2003         2002         2003          2002
--------------------------------------------------------------------------------
Revenues:
    Product                      $    95      $   613        $  576     $  1,558
    Service and maintenance          343          999         1,391        2,793
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            Total revenues           438        1,612         1,967        4,351
Cost of revenues:
    Product                            -           68             8          254
    Service and maintenance          164          473           635        1,782
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            Total cost of revenues   164          541           643        2,036

Gross Margin                         274        1,071         1,324        2,315

Operating Expenses:
    Sales and marketing              157          753         1,344        3,610
    Research and development         427        1,213         1,616        4,797
    General and administrative       568          514         1,280        2,191
    Lease abandonment expense          -            -             -            -
    Restructuring related charges  1,051            -         2,251          768
    Amortization of intangibles        -           28             -           83
    Impairment of goodwill
     and other intangibles             -            -             -            -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      Total operating expenses     2,203        2,508         6,491       11,449
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Loss from operations             (1,929)      (1,437)       (5,167)      (9,134)

Other income (expense):
    Interest income                  115          494           610        1,841
    Interest expense                   -          (4)             -         (17)
    Other income (expense)           101          321           229      (1,126)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            Total other income
             (expense), net          216          811           839          698
--------------------------------------------------------------------------------
Net loss                      $  (1,713)      $ (626)     $ (4,328)    $ (8,436)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net loss per share:

Basic and diluted             $   (0.06)    $  (0.02)    $   (0.16)    $  (0.31)

Shares used in computing basic
 and diluted net loss per share   27,796       27,298        27,735       27,211
--------------------------------------------------------------------------------